                                                                   Exhibit 10.25

                               AMENDMENT NO. 1 TO
                        MANUFACTURE AND SUPPLY AGREEMENT

      This Amendment No. 1 is made to the Manufacture and Supply Agreement made
December 9, 2003, ("the Agreement") by and between Luitpold Pharmaceuticals,
Inc., a New York corporation ("Luitpold") and BioMimetic Therapeutics, Inc.
(formerly BioMimetic Pharmaceuticals, Inc.), a Delaware corporation ("BMTI")
(each, individually a "Party" and collectively, the "Parties") as of this 21th day of December, 2005.

      WHEREAS, the Term of the Agreement was to extend until the seventh anniversary date of the Effective Date of the Agreement; and

      WHEREAS, the Parties have agreed to extend the Term of the Agreement;

      NOW, THEREFORE, in consideration of the mutual premises, covenants, and agreements hereinafter set forth, the sufficiency of which is hereby acknowledged, the Parties to the Agreement, intending to be bound, mutually agree as follows:

      1.    Section 11.1 of the Agreement is amended as follows:

            "The term of this Agreement shall be for a period beginning on the
            Effective Date and shall continue until December 31, 2026 (the
            "Initial Term"). This Agreement shall renew at the end of the
            Initial Term for subsequent five (5) year renewal terms (each, a
            "Renewal Term," and together with the Initial Term, the "Term"), unless either party gives at least six (6) months notice of intent not to renew."

      2.    Except as otherwise expressly amended above, all provisions of the
Agreement shall continue to remain in full force and effect.

      IN WITNESS WHEREOF, Luitpold and BMTI have entered into this Amendment No.
1 effective as of the date hereinabove written, each by a duly authorized officer, in duplicate originals.

LUITPOLD PHARMACEUTICALS, INC.                   BIOMIMETIC THERAPEUTICS, INC.

By:/s/ Mary Jane Helenek                         By:/s/ Samuel Lynch
   -------------------------------------------      ------------------------
       Mary Jane Helenek, R. Ph., M.S., M.B.A.          Samuel Lynch, D.D.S.
       Preisedent and CEO                               President and CEO

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